Exhibit 99.2

Q2 2011 Earnings Call April 21, 2011

Forward-Looking Statements and Non-GAAP Measures Forward-Looking Statements -- This presentation may contain certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. TE Connectivity has no intention and is under no obligation to update or alter (and expressly disclaims any such intention or obligation to do so) its forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as developments in the credit markets; conditions affecting demand for products, particularly the automotive industry and the telecommunications, computer and consumer electronics industries; future goodwill impairment; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters, political, economic and military instability in countries in which the company operates; compliance with current and future environmental and other laws and regulations; the possible effects on us of changes in tax laws, tax treaties and other legislation; the risk that ADC will not be integrated successfully into TE Connectivity; and the risk that revenue opportunities, cost savings and other anticipated synergies from the transaction may not be fully realized or may take longer to realize than expected. More detailed information about these and other factors is set forth in TE Connectivity’s Annual Report on Form 10-K for the fiscal year ended Sept. 24, 2010 and Quarterly Report on Form 10-Q for the quarterly period ended Dec. 24, 2010, as well as in TE Connectivity’s Current Reports on Form 8-K and other reports filed by TE Connectivity with the Securities and Exchange Commission. Non-GAAP Measures -- Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP measure, in this presentation.

Summary Solid Q2 results Sales of $3.5 billion – up 17% versus prior year; up 7% organically Adjusted operating margin of 12.9% including impact of ADC Adjusted EPS of $0.71 – up 11% from $0.64 in prior year ADC integration on track Strong orders, up 6% organically versus prior year Book to Bill of 1.05 excluding Subsea Communications; 1.02 in total Global automotive and industrial markets continue to strengthen Strong Network Solutions orders support ~10% growth in 2nd half vs. 1st half, excluding ADC Consumer and Data Communications markets are weaker than expected FY 2011 adjusted EPS outlook up 16 to 21% including effect of Japan earthquake Revenue of $14.0 to $14.3 billion, up 16 to 18% versus FY10 Adjusted EPS of $2.95 to $3.07, up 16 to 21% versus FY10, down approximately $0.10 per share from prior guidance Estimated negative effect of Japan earthquake is $220 million of sales and $0.14 of EPS

Q2 Revenue Summary ($ in Millions) Segment Q2 FY11 Q2 FY10 Q1 FY11 Y/Y Change Q/Q Change Transportation Solutions $1,357 $1,198 $1,311 13% 4% Communications & Industrial Solutions 1,208 1,157 1,223 4% (1%) Network Solutions 907 602 666 51% 36% Total $3,472 $2,957 $3,200 17% 9% Total Excluding ADC $3,193 $2,957 $3,149 8% 1% Consumer vs. Industrial/ Infrastructure Markets Consumer $1,550 $1,423 $1,542 9% - Percent of Total 45% 48% 48% Industrial/ Infrastructure 1,922 1,534 1,658 25% 16% Percent of Total 55% 52% 52% Total $3,472 $2,957 $3,200 17% 9%

Transportation Solutions Automotive Global automotive production up 5% versus prior year Strong organic sales growth in all regions Europe up 20% Asia up 8% China up 11% Americas up 19% Higher content Share gains ($ in Millions) Organic sales growth is a non-GAAP measure; see Appendix for description and reconciliation. Aerospace, Defense & Marine Commercial aerospace and oil exploration markets continue double-digit growth Military stable as growth in developing nations offsets flat to small declines in U.S. and EMEA Growth Growth 2010 2011 Organic Actual Q2 Q2 Automotive $1,194 $1,046 14% 15% Aerospace, Defense & Marine 163 152 7% 7% Transportation Solutions $1,357 $1,198 13% 14%

Consumer Devices Decline driven by low penetration in the smartphone market Computer Weaker demand for PCs Touch Solutions Recovery in the point of sale market Communications & Industrial Solutions ($ in Millions) Organic sales growth is a non-GAAP measure; see Appendix for description and reconciliation. Industrial Continued growth globally driven by factory automation, rail and medical markets Data Communications Growth in broadband and wireless infrastructure due to increasing data usage, though less than expected Appliance Economic recovery drives organic growth in all regions Growth Growth 2010 2011 Organic Actual Q2 Q2  Industrial $378 $339 12% 10% Data Communications 248 222 12% 10% Appliance 197 186 6% 5% Consumer Devices 171 201 (15)% (15)% Computer 117 119 (2)% (3)% Touch Solutions 97 90 8% 8% Communications & Industrial Solutions $1,208 $1,157 4% 3%

Network Solutions ($ in Millions) Organic sales growth is a non-GAAP measure; see Appendix for description and reconciliation. Energy Continue to recover and seeing improvement, especially in Europe Subsea Communications FY 2011 revenue in line with expectations Expect revenues of $600 to $700 million Strong RFP activity SJC contract added to backlog in April of ~$180 million Q2 FY11 ADC Impact: Telecom Networks $232 million, Enterprise Networks $47 million Telecom Networks Organic growth driven by resurgence in fiber infrastructure investment Enterprise Networks Increased data center investment Growth Growth 2010 2011 Organic Actual Q2 Q2 Telecom Networks $383 $112 242% 33% Energy 195 172 13% 12% Enterprise Networks 180 110 64% 20% Subsea Communications 149 208 (28)% (28)% Network Solutions $907 $602 51% 3%

Q2 Financial Summary $48 Total 18 Cash $30 Noncash ADC Charges ($ in Millions, except per share amounts) Adjusted Operating Income, Adjusted Operating Margin and Adjusted EPS are non-GAAP measures; see Appendix for description and reconciliation. ADC impact was $279 million in Sales, $0.02 to Adjusted EPS ADC impact was $279 million in Sales, ~$0.02 of Adjusted EPS Q2 FY11 Q2 FY10 Net Sales $3,472 $2,957 Operating Income $405 $398 Restructuring & Other (Credits) Charges (4) 12 Acquisition Related Charges 48 - Adj. Operating Income $449 $410 Operating Margin 11.7% 13.5% Adjusted Operating Margin 12.9% 13.9% GAAP Earnings Per Share $0.67 $0.66 Restructuring & Other (Credits) Charges (0.01) 0.02 Acquisition Related Charges 0.05 - Tax Items - (0.04) Adjusted EPS $0.71 $0.64 ($ in Millions, except per share amounts)

Q2 Operating Results Adjusted Gross Margin Performance Q2 performance in line with guidance of ~31% Expect Q3 adjusted gross margin of ~30.5% Japan negative impact of 50 basis points Expect Q4 adjusted gross margin of 31%+ Operating Expense Performance Operating expenses at expected levels Expect Q3 RD&E and SG&A similar to Q2 FY11 levels as percent of sales Adjusted Gross Margin and Adjusted Gross Margin Percentage are non-GAAP measures; see Appendix for description and reconciliation. ($ in Millions) Adjusted Gross Margin Percentage 23% 26% 29% 32% 35% 29.1% 24.7% 29.0% 32.4% 31.9% 31.7% 32.1% 30.9% FY 2008 FY 2009 Q1 FY10 Q2 FY10 Q3 FY10 Q4 FY10 Q1 FY11 Q2 FY11

Q2 Other Items Net Interest Expense Expect ~$35 million in Q3 Other Income Relates to Tax Sharing Agreement Expect ~$13 million in Q3 Income Taxes on Adjusted Income Q2 rate below guidance, but offset by lower Other Income level Expect 26% adjusted tax rate for remainder of 2011 Adjusted Other Income, Adjusted Income Tax Expense and Adjusted Effective Tax Rate are non-GAAP measures; see Appendix for description and reconciliation. 23%

Q2 Free Cash Flow and Working Capital Working capital days up slightly due to inventory Capital spending of ~4% of sales in 2011 Restructuring (non-ADC) Q2 cash spending of $15 million; $37 million year-to-date Expect ~$80 million of cash restructuring in FY 2011 ADC Related Spending (including ADC restructuring) Q2 cash spending of $15 million; $52 million year-to-date Expect ~$105 million of cash spending in FY 2011 2011 Free Cash Flow Now Expected to be in Excess of $1.3 Billion, Excluding ADC Acquisition-Related Spending ($ in Millions) Free Cash Flow is a non-GAAP measure; see Appendix for description.

Q2 Liquidity and Debt ($ in Millions) Debt Repurchased $470 million of ADC convertible notes during Q2 Additional $88 million of ADC convertible notes were tendered in April 2011 Dividends $0.16 per share paid in March Shareholders approved quarterly dividend increase of 12.5% to $0.18 per share effective Q3 FY 2011 Share Repurchase Repurchased ~6.8 million shares in Q2 FY 2011 ADC Patent Sale Completed $75 million transaction in April Returned Over $400 million of Cash to Shareholders through Dividends and Share Repurchases Year-to-Date Liquidity Summary Q2 FY11 Q2 FY10 Beginning Cash Balance $1,407 $1,695 Free Cash Flow 447 422 Acquisition - (55) Debt Repayment (470) - Dividends (70) (72) Share Repurchase (236) (147) Other 161 (4) Ending Cash Balance $1,239 $1,839 Total Debt $2,744 $2,414

Q2 Orders Summary Order Rates Improved During Q2 Book to Bill ($ in Millions) Segment Q2 FY11 Q1 FY11 Q2 FY10 Y/Y Change Q/Q Change Transportation Solutions $1,415 $1,398 $1,273 11% 1% Book to Bill 1.04 1.07 1.06 Communications & Industrial Solutions 1,292 1,216 1,330 (3%) 6% Book to Bill 1.07 0.99 1.15 Network Solutions Excl. Subsea Communications 799 540 413 94% 48% Book to Bill 1.05 1.03 1.05 Total Excluding Subsea Communications 3,506 3,154 3,015 16% 11% Book to Bill 1.05 1.03 1.10 Subsea Communications 32 23 43 Total $3,537 $3,177 $3,058 16% 11% 1.02 0.99 1.03

Q3 & Q4 2011 Outlook* Q3 Outlook* * Assumes current commodity and currency exchange rates Q4 Outlook* ($ in Millions, except per share amounts) Sales $3,500 to $3,650 Growth vs Prior Year: Actual 13% 18% Organic (2%) 3% Adjusted EPS $0.68 to $0.74 Growth vs Prior Year (3%) 6% 27% Q3 Guidance Mid-Point Reconciliation Adjusted EPS Q3 FY10 $0.70 Volume / Mix 0.07 Metals, Net of Pricing (0.03) ADC 0.05 Japan (0.09) Cash / Share Count 0.01 Guidance Mid-Point $0.71 Guidance Range $0.68 to $0.74 Q4 Guidance Mid-Point Reconciliation Adjusted EPS Q4 FY10 $0.72 Volume / Mix 0.07 Metals, Net of Pricing (0.01) ADC 0.05 Japan (0.04) Cash / Share Count 0.02 53rd Week 0.05 Guidance Mid-Point $0.86 Guidance Range $0.83 to $0.89 ($ in Millions, except per share amounts) Sales $3,830 to $3,980 Growth vs Prior Year: Actual 22% 27% Organic - 5% Adjusted EPS $0.83 to $0.89 Growth vs Prior Year 15% 24%

Full Year 2011 Outlook* XX% XX% * Assumes current commodity and currency exchange rates Japan impact expected to lessen in Q4: Full-year estimated negative impact is ~$220 million of sales and $0.14 of EPS ADC contribution: ~$1 billion of revenue and $0.12 of adjusted EPS Includes 53rd week: ~$240 million in sales and $0.05 of EPS Full Year 2011 Outlook* Organic sales growth driven by: Automotive production up ~5% despite Japan earthquake impact Network Infrastructure strength Industrial and Data Communications markets continue to improve Partially offset by declines in consumer devices and Subsea Communications Full Year 2011 Outlook* Full Year 2011 Outlook* FY11 Guidance Mid-Point Reconciliation Adjusted EPS FY 2010 $2.54 Volume / Mix 0.53 Metals, Net of Pricing (0.14) ADC 0.12 Japan (0.14) Cash / Share Count 0.05 53rd Week 0.05 Guidance Mid-Point $3.01 Guidance Range $2.95 to $3.07 ($ in Millions, except per share amounts) Sales $14,000 to $14,300 Growth vs Prior Year: Actual 16% 18% Organic 4% 6% Adjusted EPS $2.95 to $3.07 Growth vs Prior Year 16% 21%

Q & A

Appendix

Non-GAAP Measures “Organic Sales Growth,” “Adjusted Gross Margin,” “Adjusted Gross Margin Percentage,” “Adjusted Operating Income,” “Adjusted Operating Margin,” “Adjusted Other Income, Net,” “Adjusted Income Tax Expense,” “Adjusted Effective Income Tax Rate,” ”Adjusted Income from Continuing Operations,” “Adjusted Earnings Per Share,” and “Free Cash Flow” (FCF) are non-GAAP measures and should not be considered replacements for GAAP* results. “Organic Sales Growth” is a useful measure used by the company to measure the underlying results and trends in the business. The difference between reported net sales growth (the most comparable GAAP measure) and Organic Sales Growth (the non-GAAP measure) consists of the impact from foreign currency, acquisitions and divestitures. Organic Sales Growth is a useful measure of the company’s performance because it excludes items that: i) are not completely under management’s control, such as the impact of foreign currency exchange; or ii) do not reflect the underlying growth of the company, such as acquisition and divestiture activity. The limitation of this measure is that it excludes items that have an impact on the company’s sales. This limitation is best addressed by using organic sales growth in combination with the GAAP results. See the accompanying tables to this presentation for the reconciliation presenting the components of Organic Sales Growth. The Company has presented its gross margin and adjusted gross margin percentage before special items including charges or income related to restructuring and other charges and acquisition related charges ("Adjusted Gross Margin“ and “Adjusted Gross Margin Percentage”). The company presents Adjusted Gross Margin and Adjusted Gross Margin Percentage before special items to give investors a perspective on the underlying business results. Because the company cannot predict the amount and timing of such items and the associated charges or gains that will be recorded in the company's financial statements, it is difficult to include the impact of those items in the forecast. The company has presented its operating income before special items including charges or income related to legal settlements and reserves, restructuring and other charges, and acquisition related charges (“Adjusted Operating Income”). The company utilizes Adjusted Operating Income to assess segment level core operating performance and to provide insight to management in evaluating segment operating plan execution and underlying market conditions. It is also a significant component in the company’s incentive compensation plans. Adjusted Operating Income is a useful measure for investors because it better reflects the company’s underlying operating results, trends, and the comparability of these results between periods. The difference between Adjusted Operating Income and operating income (the most comparable GAAP measure) consists of the impact of charges or income related to legal settlements and reserves, restructuring and other charges, and acquisition related charges that may mask the underlying operating results and/or business trends. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease the company’s reported operating income. This limitation is best addressed by using Adjusted Operating Income in combination with operating income (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results. The company has presented its operating margin before special items including charges or income related to legal settlements and reserves, restructuring and other charges, and acquisition related charges (“Adjusted Operating Margin”). The company presents Adjusted Operating Margin before special items to give investors a perspective on the underlying business results. Because the company cannot predict the amount and timing of such items and the associated charges or gains that will be recorded in the company’s financial statements, it is difficult to include the impact of those items in the forecast. The company has presented other income, net before special items including tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items (“Adjusted Other Income, Net”). The company presents Adjusted Other Income, Net as it believes that it is appropriate for investors to consider results excluding these items in addition to its results in accordance with GAAP. The difference between Adjusted Other Income, Net and other income, net (the most comparable GAAP measure) consists of tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease other income, net. This limitation is best addressed by using Adjusted Other Income, Net in combination with other income, net (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. The company has presented income tax expense after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, and certain significant special tax items (“Adjusted Income Tax Expense”). The company presents Adjusted Income Tax Expense to provide investors further information regarding the tax effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). The difference between Adjusted Income Tax Expense and income tax expense (the most comparable GAAP measure) is the tax effect of adjusting items and certain significant special tax items. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease income tax expense. This limitation is best addressed by using Adjusted Income Tax Expense in combination with income tax expense (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. * U.S. Generally Accepted Accounting Principles

Non-GAAP Measures (cont.) The company has presented effective income tax rate after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, and certain significant special tax items (“Adjusted Effective Tax Rate”). The company presents Adjusted Effective Tax Rate to provide investors further information regarding the tax rate effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). The difference between Adjusted Effective Tax Rate and effective income tax rate (the most comparable GAAP measure) is the tax rate effect of the adjusting items and certain significant special tax items. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease the effective income tax rate. This limitation is best addressed by using Adjusted Effective Tax Rate in combination with effective income tax rate (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. The company has presented income from continuing operations attributable to TE Connectivity Ltd. before special items including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, and, if applicable, related tax effects (“Adjusted Income from Continuing Operations”). The company presents Adjusted Income from Continuing Operations as it believes that it is appropriate for investors to consider results excluding these items in addition to its results in accordance with GAAP. Adjusted Income from Continuing Operations provides additional information regarding the company’s underlying operating results, trends and the comparability of these results between periods. The difference between Adjusted Income from Continuing Operations and income from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) consists of the impact of charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, and, if applicable, related tax effects. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease the company’s reported results. This limitation is best addressed by using Adjusted Income from Continuing Operations in combination with income from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. The company has presented diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. before special items, including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, and, if applicable, related tax effects (“Adjusted Earnings Per Share”). The company presents Adjusted Earnings Per Share because it believes that it is appropriate for investors to consider results excluding these items in addition to its results in accordance with GAAP. The company believes such a measure provides a picture of its results that is more comparable among periods since it excludes the impact of special items, which may recur, but tend to be irregular as to timing, thereby making comparisons between periods more difficult. This limitation is best addressed by using Adjusted Earnings Per Share in combination with diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results. “Free Cash Flow” (FCF) is a useful measure of the company’s cash generation which is free from any significant existing obligation. The difference between cash flows from operating activities (the most comparable GAAP measure) and FCF (the non-GAAP measure) consists mainly of significant cash outflows that the company believes are useful to identify. FCF permits management and investors to gain insight into the amount that management employs to measure cash that is free from any significant existing obligation. The difference reflects the impact from: net capital expenditures, voluntary pension contributions, and cash impact of special items. Net capital expenditures are subtracted because they represent long-term commitments. Voluntary pension contributions are subtracted from the GAAP measure because this activity is driven by economic financing decisions rather than operating activity. The company forecasts its cash flow results excluding any voluntary pension contributions because it has not yet made a determination about the amount and timing of any such future contributions. In addition, the company’s forecast excludes the cash impact of special items because the company cannot predict the amount and timing of such items.

Non-GAAP Measures (cont.) The limitation associated with using FCF is that it subtracts cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and that therefore may imply that there is less or more cash that is available for the company's programs than the most comparable GAAP measure. This limitation is best addressed by using FCF in combination with the GAAP cash flow results. FCF as presented herein may not be comparable to similarly-titled measures reported by other companies. The measure should be used in conjunction with other GAAP financial measures. Investors are urged to read the company’s financial statements as filed with the Securities and Exchange Commission. Because the company does not predict the amount and timing of special items that might occur in the future, and its forecasts are developed at a level of detail different than that used to prepare GAAP-based financial measures, the company does not provide reconciliations to GAAP of its forward-looking financial measures.

Net Sales Growth Reconciliation – Q2 11 vs. Q2 10

	Change in Net Sales for the Quarter Ended March 25, 2011 versus Net Sales for the Quarter Ended March 26, 2010						Percentage of Segment's Total Net Sales for the Quarter Ended March 25, 2011
	Organic [1]		Translation [2]	Acquisition (Divestiture)	Total		
	($ in millions)						
Transportation Solutions [3]:							
Automotive	$ 157	15.1 %	$ 12	$ (21)	$ 148	14.1 %	88 %
Aerospace, Defense, and Marine	10	7.3	1	-	11	7.2	12
Total	167	14.0	13	(21)	159	13.3	100 %
Communications and Industrial Solutions [3]:							
Industrial	34	10.3	5	-	39	11.5	31
Data Communications	20	9.5	6	-	26	11.7	21
Appliance	9	4.9	2	-	11	5.9	16
Consumer Devices	(30)	(15.0)	5	(5)	(30)	(14.9)	14
Computer	(3)	(2.6)	1	-	(2)	(1.7)	10
Touch Solutions	7	7.5	-	-	7	7.8	8
Total	37	3.3	19	(5)	51	4.4	100 %
Network Solutions [3]:							
Telecom Networks	35	32.9	4	232	271	242.0	43
Energy	19	11.6	4	-	23	13.4	21
Enterprise Networks	20	19.7	3	47	70	63.6	20
Subsea Communications	(59)	(28.4)	-	-	(59)	(28.4)	16
Total	15	2.6	11	279	305	50.7	100 %
Total	$ 219	7.4 %	$ 43	$ 253	$ 515	17.4 %	

[1] Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this appendix.

[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.

[3] Industry end market information about net sales is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

TE connectivity

page 21 / April 21, 2011

Net Sales Growth Reconciliation – Q2 11 vs. Q1 11

	Change in Net Sales for the Quarter Ended March 25, 2011 versus Net Sales for the Quarter Ended December 24, 2010						Percentage of Segment's Total Net Sales for the Quarter Ended March 25, 2011
	Organic [1]		Translation [2]	Acquisition	Total		
	($ in millions)						
Transportation Solutions [3]:							
Automotive	$ 37	3.2 %	$ 3	$ -	$ 40	3.5 %	88 %
Aerospace, Defense, and Marine	6	3.7	-	-	6	3.8	12
Total	43	3.3	3	-	46	3.5	100 %
Communications and Industrial Solutions [3]:							
Industrial	9	2.2	(1)	-	8	2.2	31
Data Communications	(8)	(3.1)	1	-	(7)	(2.7)	21
Appliance	4	2.0	-	-	4	2.1	16
Consumer Devices	(34)	(16.6)	1	-	(33)	(16.2)	14
Computer	1	1.0	-	-	1	0.9	10
Touch Solutions	11	13.5	1	-	12	14.1	8
Total	(17)	(1.4)	2	-	(15)	(1.2)	100 %
Network Solutions [3]:							
Telecom Networks	4	2.3	-	187	191	99.5	43
Energy	(11)	(5.5)	1	-	(10)	(4.9)	21
Enterprise Networks	14	11.2	(1)	41	54	42.9	20
Subsea Communications	6	4.1	-	-	6	4.2	16
Total	13	2.0	-	228	241	36.2	100 %
Total	$ 39	1.2 %	$ 5	$ 228	$ 272	8.5 %	

[1] Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this appendix.
[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.
[3] Industry end market information about net sales is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

TE connectivity

page 22 / April 21, 2011

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 25, 2011 (1) Includes $30 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales, $17 million of restructuring charges, and $1 million of ADC acquisition and integration costs. Adjustments Acquisition Restructuring Related and Other Adjusted U.S. GAAP Charges (1) Charges, Net (Non-GAAP) (2) ($ in millions, except per share data) Operating Income: Transportation Solutions $211 $- $(6) $205 Communications and Industrial Solutions 146 - 1 147 Network Solutions 48 48 1 97 Total $405 $48 $(4) $449 Operating Margin 11.7% 12.9% Other Income, Net $6 $- $- $6 Income Tax Expense $(74) $(26) $- $(100) Effective Tax Rate 19.8% 23.9% Income from Continuing Operations Attributable to TE Connectivity Ltd. $299 $22 $(4) $317 Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. $0.67 $0.05 $(0.01) $0.71 (2) See description of non-GAAP measures contained in this appendix.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 26, 2010 Adjustments Restructuring and Other Tax Adjusted U.S. GAAP Charges, Net Items (1) (Non-GAAP) (2) ($ in millions, except per share data) Operating Income: Transportation Solutions $149 $- $- $149 Communications and Industrial Solutions 162 12 - 174 Network Solutions 87 - - 87 Total $398 $12 $- $410 Operating Margin 13.5% 13.9% Other Income, Net $75 $- $(64) $11 Income Tax Expense $(135) $(1) $46 $(90) Effective Tax Rate 30.6% 23.1% Income from Continuing Operations Attributable to TE Connectivity Ltd. $304 $11 $(18) $297 Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. $0.66 $0.02 $(0.04) $0.64 (1) Includes income tax expense related to certain proposed adjustments to prior year tax returns and the related impact to other income pursuant to the Tax Sharing Agreement with Tyco International and Covidien. Also includes an income tax benefit recognized in connection with a reduction in the valuation allowance associated with certain tax loss carryforwards. (2) See description of non-GAAP measures contained in this appendix.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 24, 2010 (1) Includes $35 million of restructuring charges, $17 million of ADC acquisition and integration costs, and $7 million of non-cash amortization assocatiated with fair value adjustments to acquired inventories and customer order backlog recorded in cost of sales. Adjustments Acquisition Restructuring Related and Other Adjusted U.S. GAAP Charges (1) Charges, Net (Non-GAAP) (2) ($ in millions, except per share data) Operating Income: Transportation Solutions $189 $- $1 $190 Communications and Industrial Solutions 181 - 3 184 Network Solutions 30 59 - 89 Total $400 $59 $4 $463 Operating Margin 12.5% 14.5% Other Income, Net $12 $- $- $12 Income Tax Expense $(113) $- $(1) $(114) Effective Tax Rate 29.6% 25.6% Income from Continuing Operations Attributable to TE Connectivity Ltd. $268 $59 $3 $330 Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. $0.60 $0.13 $0.01 $0.73 (2) See description of non-GAAP measures contained in this appendix.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 24, 2010 Acquisition Restructuring and Integration and Other Tax Adjusted U.S. GAAP Costs Charges, Net Items (1) (Non-GAAP) (2) Operating Income: Transportation Solutions 108 $ - $ 51 $ - $ 159 $ Communications and Industrial Solutions 200 - 2 - 202 Network Solutions 74 8 3 - 85 Total 382 $ 8 $ 56 $ - $ 446 $ Operating Margin 12.2% 14.2% Other Income, Net $ 52 $ - $ - $ (40) $ 12 Income Tax Expense (145) $ - $ (13) $ 62 $ (96) Effective Tax Rate 36.3% 22.6% Income from Continuing Operations Attributable to TE Connectivity Ltd. $ 253 $ 8 $ 43 $ 22 $ 326 Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. $ 0.56 $ 0.02 $ 0.10 $ 0.05 $ 0.72 $ (2) See description of non-GAAP measures contained in this appendix. (1) Includes income tax expense related to certain proposed adjustments to prior year tax returns and income tax benefits associated with the settlement of an audit of prior year tax returns as well as the related impact to other income pursuant to the Tax Sharing Agreement with Tyco International and Covidien. ($ in millions, except per share data) Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 25, 2010 ($ in millions, except per share data) Adjustments Restructuring and Other Tax Other Items, Adjusted U.S. GAAP Charges, Net Items (1) Net (2) (Non-GAAP) (3) ($ in millions, except per share data) Operating Income: Transportation Solutions $159 $6 $- $- $165 Communications and Industrial Solutions 205 (1) - - 204 Network Solutions 96 (2) - - 94 Pre-separation litigation income 7 - - (7) - Total $467 $3 $- $(7) $463 Operating Margin 15.1% 15.0% Other Income, Net $42 $- $(33) $- $9 Income Tax Expense $(144) $- $26 $- $(118) Effective Tax Rate 30.3% 26.9% Income from Continuing Operations Attributable to TE Connectivity Ltd. $330 $3 $(7) $(7) $319 Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. $0.72 $0.01 $(0.02) $(0.02) $0.70 (1) Includes income tax expense related to certain proposed adjustments to prior year tax returns and income tax benefits associated with the completion of an audit of prior year tax returns. Also includes the related impact to other income pursuant to the Tax Sharing Agreement with Tyco International and Covidien. (2) Consists of $7 million of income related to pre-separation securities litigation. (3) See description of non-GAAP measures contained in this appendix.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 24, 2010 (2) Includes income tax expense related to certain proposed adjustments to prior year tax returns and income tax benefits associated with the settlement of an audit of prior year tax returns as well as the related impact to other income pursuant to the Tax Sharing Agreement with Tyco International and Covidien. Also includes an income tax benefit recognized in connection with a reduction in the valuation allowance associated with certain tax loss carryforwards. Adjustments Restructuring and Other Tax Other Items, Adjusted U.S. GAAP Charges, Net (1) Items (2) Net (3) (Non-GAAP) (4) ($ in millions, except per share data) Operating Income: Transportation Solutions $515 $94 $- $- $609 Communications and Industrial Solutions 682 20 - - 702 Network Solutions 312 20 - 8 340 Pre-separation litigation income 7 - - (7) - Total $1,516 $134 $- $1 $1,651 Operating Margin 12.6% 13.7% Other Income, Net $177 $- $(137) $- $40 Income Tax Expense $(493) $(30) $134 $- $(389) Effective Tax Rate 31.6% 25.0% Income from Continuing Operations Attributable to TE Connectivity Ltd. $1,059 $104 $(3) $1 $1,161 Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. $2.32 $0.23 $(0.01) $- $2.54 (1) Includes $137 million recorded in net restructuring and other charges and a $3 million credit recorded in cost of sales. (3) Consists of $8 million of acquisition and integration costs and $7 million of credits related to pre-separation securities litigation. (4) See description of non-GAAP measures contained in this appendix.

Gross Margin & Gross Margin Percentage Reconciliation (1) See description of non-GAAP measures contained in this appendix. 30.9% 32.1% 31.7% 31.9% 32.4% 29.0% 24.7% 29.1% Adjusted gross margin percentage (1) $ 1,074 $ 1,028 $ 993 $ 985 $ 958 $ 838 $ 2,534 $ 4,182 Adjusted gross margin (1) 30 7 - - - - - - Acquisition Related Charges - - - - - (3) (2) 9 Restructuring and Other Charges, Net 30.1% 31.9% 31.7% 31.9% 32.4% 29.1% 24.7% 29.0% Gross margin percentage 1,044 1,021 993 985 958 841 2,536 4,173 Gross margin 2,428 2,179 2,144 2,099 1,999 2,051 7,720 10,200 Cost of sales $ 3,472 $ 3,200 $ 3,137 $ 3,084 $ 2,957 $ 2,892 $ 10,256 $ 14,373 Net sales ($ in millions) ($ in millions) 2011 2010 2010 2010 2010 2009 2009 2008 March 25, December 24, September 24, June 25, March 26, December 25, September 25, September 26, For the Quarters Ended For the Years Ended